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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 3, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item  8.01  Other Events

On February 3, 2005, General Motors Acceptance Corporation (GMAC) announced in a press release the retirement of Richard J. S. Clout, GMAC Executive Vice President and President, GMAC International Operations and Director, effective April 1, 2005. GMAC has named Mark F. Bole Executive Vice President, GMAC International Operations, succeeding Richard J. S. Clout. Mr. Bole will become a member of the GMAC Board of Directors and a member of the Executive Committee of the Board of Directors. The appointments are effective April 1, 2005.
The press release issued is as follows:

DETROIT, Feb. 3, 2005 - GMAC has named Mark F. Bole executive vice president of GMAC International Operations, succeeding Richard J. S. Clout, who is retiring April 1 after a distinguished 35-year career at the General Motors (NYSE: GM) financial services subsidiary.

"Dick Clout has provided outstanding leadership to GMAC's international operations," said Eric Feldstein, GMAC chairman, and group vice president of GM. "He has overseen an unprecedented period of growth, diversification and consistently strong financial results."

Bill Muir, GMAC president, said, "Mark Bole brings excellent credentials to this position - with nearly 20 years of international experience and a diverse financial background. We're confident he will build upon the success Dick has brought to our international operations."

Bole, who was named to his present position, group vice president of GMAC European Operations, in 2003, joined GMAC in 1985. He holds a bachelor's degree in finance from Michigan State University and an MBA from Harvard University. Previous GMAC assignments include executive leadership positions in Asia-Pacific and Latin America. With this move, Bole will report to Muir and become a member of the GMAC Board of Directors.

Clout's career began at GMAC Australia in 1970. By 1987, he was GMAC vice president of Worldwide Borrowings, a position he held until 1990 when he became vice president of International Operations, and was promoted to his present assignment in 1994.

In other moves related to the GMAC announcement, Carlos E. Ribeiro moves from vice president, GMAC Asia-Pacific, to succeed Bole as GMAC regional vice president of European Operations. Rudolfus R. Grin, president, Banco General Motors Brazil, will replace Ribeiro and Moacir Cossia, general director, GMAC Portugal, will return to Brazil as Grin's successor.

GMAC and its subsidiaries provide automotive financing, commercial finance, insurance and mortgage products, and real estate and banking services, and have a presence in more than 40 markets. A wholly owned subsidiary of General Motors since 1919, GMAC has extended more than $1.3 trillion in credit to finance upwards of 158 million vehicles.

                                       ###



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        February 9, 2005       /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        February 9, 2005       /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller